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                                                                EXHIBIT 10.16(b)




                               AMENDMENT NO. 1 TO
                        PAYMENT AND SECURITIES AGREEMENT


         This AMENDMENT NO. 1 TO PAYMENT AND SECURITIES AGREEMENT (the "Amendment") is made as of the 16th day of September, 2002, by and among Plexus Corp., a Wisconsin corporation, Plexus Services Corp., a Nevada corporation, and MemoryLink Corp., a Wisconsin corporation.

                                R E C I T A L S
                                - - - - - - - -

         WHEREAS, the parties hereto are parties to the Payment and Securities Agreement dated as of January 3, 2002 (the "Securities Agreement"), and capitalized terms which are not otherwise defined in this Amendment have the meanings given to them in the Securities Agreement; and

         WHEREAS, the Company is the obligor to the Investor pursuant to the Note which was contemplated by, and executed pursuant to, the Securities Agreement; and

         WHEREAS, as a result of developments and changed circumstances since the date of the execution of Securities Agreement, the parties wish to make alternate arrangements relating to the Note.

         IN CONSIDERATION of the mutual covenants, conditions and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, is hereby agreed as follows:

         1. Cash Payment. The Company has on or prior to the date hereof made a cash principal payment on the Note to the Investor in the amount of $150,000, receipt of which is hereby acknowledged.

         2. Conversion of Note Balance. The remaining $500,000 principal balance under the Note is hereby converted into 5,000 shares of Company Common Stock, at an assumed purchase price of $100.00 per share, in full satisfaction of the Company's remaining obligations under the Note. A certificate representing those shares, in the name of Plexus Services Corp., is being delivered to the Investor contemporaneously herewith.

         3. Company Representations and Warranties. In addition to the representations and warranties of the Company in the Securities Agreement, which shall also apply to this Amendment and are made again herein, the Company represents and warrants that the shares of Common Stock being issues pursuant to this Amendment will be duly authorized, fully paid and non-assessable shares of its Common Stock, except to the extend provided by Wis. Stats. Section 180.0622(2)(b), as judicially interpreted.

         4. Continuing Provisions of Securities Agreement.

                  (a) The additional shares of Company Common Stock being issued to Plexus Services Corp. pursuant to this Amendment shall be included among Common Shares held by



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the Investor, as to which all the rights of the Investor under the Securities
Agreement pertaining to Common Shares shall apply.

                  (b) The Note is now deemed to have been fully satisfied, and is being returned to the Company upon the execution of this Amendment. All provisions of the Securities Agreement which by there terms require certain action solely as a result of the Note having been outstanding and held by the Investor therefore terminate upon the execution and performance of this Amendment.

                  (c) All other provisions of the Securities Agreement remain in full force and effect, except as specifically amended by this Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Payment and Securities Agreement as of the day and year first above written.

                                            PLEXUS CORP.



                                            By: __________________________
                                                Name:
                                                Title:


                                            PLEXUS SERVICES CORP.



                                            By: __________________________
                                                Name:
                                                Title:


                                            MEMORYLINK CORP.



                                            By: __________________________
                                                Name:
                                                Title:




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